Exhibit 10.7.5

August 8, 2022

VIA FEDEXAND E-MAIL

Mesa Airlines, Inc. 410 N. 44th Street Suite 700

Phoenix, AZ 85008

Attention: President & General Counsel

Re: Fourth Amendment (this "Amendment") to the Capacity Purchase Agreement

Ladies and Gentlemen:

As you are aware, Mesa Airlines, Inc. ("Contractor"), Mesa Air Group, Inc. ("Parent') and United Airlines, Inc. ("Unjted" and, together with Contractor and Parent, the "Parties"), are each a party to that certain Second Amended and Restated Capacity Purchase Agreement dated as of November 4, 2020 (as amended by the First Amendment, Second Amendment, and Third Amendment thereto, the "CPA"). Capitalized terms not defined herein shall be defined as provided in the CPA. All terms and conditions set forth in this Amendment are effective as of the earlier to occur of (i) 12:01 a.m. Chicago, Illinois time on August 31, 2022, and (ii) the date (if any) on which Parent and United enter into an "Aircraft Purchase Agreement" as such term is used in that certain letter agreement by and between Parent and United dated of even date herewith for the "Sale of Portfolio of 18 Aircraft", an executed copy of which is attached to this Amendment as Exhibit A.

SECTION 1.         Certain Amendments.

1.1	Section 2.4 - Removal Events. Section 2.4(c)(i) of the CPA is hereby replaced in its entirety with the following:

"(c)

(i)

Without limiting, and in addition to, the other rights set forth in Section 2.4(c). with respect to each El 75LL Covered Aircraft at any time following the Actual In-Service Date set forth on Table 4 of Schedule 1 of such aircraft, [***] For clarification purposes, El 75LL Covered Aircraft that are not the subject of a 2.4(c)(i) Notice shall remain subject to the terms of this Agreement (including this Section 2.4). Subject to Section 8.4Cf). following the delivery of a 2.4(c)(i) Notice, the provisions of Section 8.3(b)(i) [***]

1.2	Section 2.4 - Removal Events. Section 2.4(c)(ii) of the CPA is hereby replaced in its entirety with the following:

"(c)

(ii)	[intentionally omitted.]"
1.3	Section 8.4- Certain Other Remedies. Section 8.4(f) of the CPA is hereby replaced in its entirety with the following:

"(f) [***]

1.4

Exhibit A - Defined Terms. Exhibit A to the CPA is hereby amended to delete the following definition: "El 75LL Accelerated Margin Payment". Exhibit A to the CPA is also hereby amended to restate the definition of "El 75[,L Removed Aircraft" as the following:

"EI 75LL Removed Aircraft" - is defined in Section 2.4(c)(i).

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

SECTION 2.         Miscellaneous.

This Amendment may be executed in counterparts, each of which is deemed an original hereof. The Parties shall become bound by this Amendment immediately upon execution hereof by each Party. Except as expressly amended in this Amendment, the CPA will remain in full force and effect. Notwithstanding anything to the contrary in this Amendment, the terms and provisions of this Amendment are intended solely for the benefit of the Parties, and it is not the intention of the Parties to confer third party beneficiary rights upon any other person. This Amendment (together with the attached exhibits) constitutes the entire agreement between the Parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e mail and other electronic correspondence), that may have been made or entered into by or between the Parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

[Signature page follows]

If Contractor is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Amendment to the undersigned.

Very truly yours,

UNITED AIRLINES. INC.

By:
Name:
Title:

ACCEPTED AND AGREED:

MESA AIRLINES, INC.

By:	/s/ Michael Lotz
Name:	Michael Lotz
Title:	President

MESA AIR GROUP, INC.

By:	/s/ Michael Lotz
Name:	Michael Lotz
Title:	President

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

If Contractor is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Amendment to the undersigned.

Very truly yours,

UNITED AIRLINES, INC.

By:
Name:	Gerry Laderman,
Title:	EVP & Chief Financial Officer

ACCEPTED AND AGREED:

MESA AIRLINES, INC.

By:
Name:
Title:

MESA AIR GROUP, INC.

By:
Name:
Title:

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Exhibit A

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED